Exhibit 99.1

PRESS RELEASE

Marrone Bio Innovations Restates Financial Statements and

Files Reports for 2014 and First Two Quarters of 2015

DAVIS, California, November 10, 2015 — Marrone Bio Innovations, Inc. (the “Company”) (NASDAQ:MBII), a leading provider of bio-based pest management and plant health products for the agriculture, turf and ornamental and water treatment markets, today announced the completion of its restatement and the filing of its 2014 Annual Report on Form 10-K and first and second quarter 2015 Quarterly Reports on Form 10-Q. More detail related to the restatement and the Company’s financial results for 2014 and the first half of 2015 is available in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”).

The Company currently expects to timely file its third quarter 2015 results, but until the Quarterly Report on Form 10-Q for such period has been filed, the Company will not be in a position to further comment on the restatement or its other results of operations.

Dr. Pamela G. Marrone, the Company’s President and Chief Executive Officer, and James Boyd, the Company’s Chief Financial Officer, will host a conference call at 4:30 p.m. ET on November 17, 2015 to discuss financial results and provide a business update. A live webcast of the call can be accessed on the Marrone Bio Innovations investor relations website at investors.marronebio.com. To access the call, dial toll-free 877-303-6220 or 760-298-5095 (international). The participant passcode is 79317445.

To listen to a telephonic replay of the conference call, dial toll-free 855-859-2056 or 404-537-3406 (international) and enter passcode 79317445. The replay will be available beginning at 7:30 p.m. ET on Tuesday, November 17, 2015 and will last through 11:59 p.m. on Tuesday, November 24. The webcast will also be available for replay the following 90 days of the conference call.

About Marrone Bio Innovations

Marrone Bio Innovations, Inc. (NASDAQ: MBII) is a leading provider of bio-based pest management and plant health products for the agriculture, turf and ornamental and water treatment markets. Our effective and environmentally responsible solutions help customers operate more sustainably while controlling pests, improving plant health, and increasing crop yields. We have a proprietary discovery process, a rapid development platform, and a robust pipeline of pest management and plant health product candidates. At Marrone Bio Innovations we are dedicated to pioneering better biopesticides that support a better tomorrow for users around the globe. For more information, please visit www.marronebio.com.

Forward Looking Statements

Portions of this release may constitute “forward-looking statements and assumptions underlying such forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any such forward-looking statements are made within the “safe-harbor” protections of the PSLRA, should not be relied upon as representing our views as of any subsequent date, and we are under no obligation to, and expressly disclaims any responsibility to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this release include those regarding the Company’s expectation to timely file its third quarter 2015 results and to hold a conference call on November 17, 2015. Such forward-looking statements are based on information available to the Company as of the date of this release and involve a number of risks and uncertainties, some beyond its control, that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks include the risk that the Company may not complete the preparation of its third quarter 2015 filing in timely manner or that the filing may be delayed as a result of external factors, including any action by the SEC or Nasdaq. Additional information that could lead to material changes in the Company’s performance is contained in its filings with the SEC.

Investors Contact:

James Palczynski, 203-682-8229

ir@marronebio.com